SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 11, 2003


                         GENERAL MARITIME CORPORATION
          (Exact name of each Registrant as specified in its Charter)



  Republic of the Marshall Islands         001-16531             06-159-7083
  (State or other jurisdiction of  (Commission File Number)     (IRS employer
   incorporation or organization)                            identification no.)

       35 West 56th Street
       New York, New York                                          10019
 (Address of principal executive                                (Zip Code)
            offices)


     (Registrant's telephone number, including area code): (212) 763-5600

Item 9. Regulation FD Disclosure.

General Maritime Corporation (the "Company") has taken delivery today of the Genmar Traveller the first vessel in its previously announced acquisition of 19 tankers from Metrostar Management Corporation, and has chartered out the vessel for immediate service on a spot charter at the approximate time charter equivalent rate of $50,000 per day. The Company expects to take delivery of the second tanker, the Genmar Transporter, on Wednesday, March 12, and will immediately employ that vessel on a spot charter at the approximate time charter equivalent rate of $44,000 per day. These daily rates are generally consistent with current prevailing spot rates.

     "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This disclosure contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management's current expectations and observations. Included among the factors that, in the company's view, could cause actual results to differ materially from the forward looking statements contained in this disclosure are the following: failure of one or more of the contemplated acquisitions to close; inability of the company to obtain financing for the acquisitions at all or on favorable terms; the ability of the seller and our ability to complete the sale and purchase of the tankers; changes in demand; a material decline or prolonged weakness in rates in the tanker market; changes in production of or demand for oil and petroleum products, generally or in particular regions; greater than anticipated levels of tanker newbuilding orders or lower than anticipated rates of tanker scrapping; changes in rules and regulations applicable to the tanker industry, including, without limitation, legislation adopted by international organizations such as the International Maritime Organization and the European Union or by individual countries; actions taken by regulatory authorities; changes in trading patterns significantly impacting overall tanker tonnage requirements; changes in the typical seasonal variations in tanker charter rates; changes in the cost of other modes of oil transportation; changes in oil transportation technology; increases in costs including without limitation: crew wages, insurance, provisions, repairs and maintenance; changes in general domestic and international political conditions; changes in the condition of the company's vessels or applicable maintenance or regulatory standards (which may affect, among other things, the company's anticipated drydocking or maintenance and repair costs); and other factors listed from time to time in the company's filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2001 and its Quarterly Reports on Form 10-Q for the three months ended March 31, 2002, June 30, 2002 and September 30, 2002.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


March 11, 2003

                                    GENERAL MARITIME CORPORATION


                                    By:   /s/ JAMES C. CHRISTODOULOU
                                       ---------------------------------------
                                          James C. Christodoulou
                                       Vice President, Chief Financial Officer
                                       and Secretary